John Deere Owner Trust 2004	Exhibit 99.3
Servicer's Certificate

$205,000,000 Class A-1 1.14% Asset Backed Notes due May 13, 2005
$186,000,000 Class A-2 1.68% Asset Backed Notes due November 15, 2006
$185,000,000 Class A-3 2.32% Asset Backed Notes due December 17, 2007
$158,280,000 Class A-4 3.02% Asset Backed Notes due March 15, 2011
$18,930,000 Class B 2.90% Asset Backed Notes due March 15, 2011
$3,778,476 Asset Backed Certificates

Payment Date:	16-Aug-04

(1) Servicing Fee:	$575,309.34
Servicing Fee earned:	$0.00
Servicing Fee paid:	$575,309.34
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$23,180,217.36

(4) Noteholders' Interest Distributable Amount applicable to A-1 Notes:	$148,101.03
Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders' Interest Distributable Amount applicable to A-2 Notes:	$260,400.00
Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders' Interest Distributable Amount applicable to A-3 Notes:	$357,666.67
Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders' Interest Distributable Amount applicable to A-4 Notes:	$398,338.00
Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders' Interest Distributable Amount applicable to B Notes:	$45,747.50
Noteholders' Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders' Interest Distributable Amount deposited into Note Distribution Account:	$1,210,253.20
Noteholders' Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders' Monthly Principal Distributable Amount:	$20,455,427.61
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders' Principal Carryover Shortfall:	$0.00
A-1 Noteholders' Principal Distributable Amount:	$20,455,427.61

(11) A-2 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders' Principal Carryover Shortfall:	$0.00
A-2 Noteholders' Principal Distributable Amount:	$0.00

(12) A-3 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders' Principal Carryover Shortfall:	$0.00
A-3 Noteholders' Principal Distributable Amount:	$0.00

(13) A-4 Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders' Principal Carryover Shortfall:	$0.00
A-4 Noteholders' Principal Distributable Amount:	$0.00

(14) B Noteholders' Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders' Principal Carryover Shortfall:	$0.00
B Noteholders' Principal Distributable Amount:	$0.00

(15) Noteholders' Principal Distribution Amount deposited into Note Distribution Account:	$20,455,427.61
Noteholders' Principal Carryover Shortfall:	$0.00

(16) Noteholders' Distributable Amount:	$21,665,680.81

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(19) Certificateholders' Interest Distributable Amount:	$0.00
Certificateholders' Interest Carryover Shortfall:	$0.00

(20) Certificateholders' Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders' Principal Carryover Shortfall:	$0.00
Certificateholders' Principal Distributable Amount:	$0.00

(21) Certificateholders' Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$939,127.21

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,247,299.00

(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,186,426.21

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$939,127.21

(26) Note Value as of the end of the related Collection Period	$677,685,382.63

(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$669,716,020.71

(28) Number of Accounts at the end of the related Collection Period	21,788

(29) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$125,696,906.62
A-1 Note Pool Factor:	0.6131556

Outstanding Principal Balance of A-2 Notes:	$186,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$185,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$158,280,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$18,930,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$3,778,476.00
Certificate Pool Factor:	1.0000000

(30) Aggregate Purchased Receivables for related Collection Period:	$0.00

(31) Reserve Account Balance after giving effect to all distributions:	$13,247,299.00

(32) Specified Reserve Account Balance (after all distributions and adjustments):	$13,247,299.00